UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2017

MannKind Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-50865	13-3607736
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

25134 Rye Canyon Loop, Suite 300 Valencia, California		91355
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (661) 775-5300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. of Form 8-K):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As disclosed in the Current Report on Form 8-K filed by MannKind Corporation (the “Company”) on June 29, 2017, the Company and MannKind LLC, the Company’s wholly owned subsidiary, entered into an Exchange and Third Amendment to Facility Agreement (the “Deerfield Amendment”) with Deerfield Private Design Fund II, L.P. and Deerfield Private Design International II, L.P. (collectively, “Deerfield”). Pursuant to the Deerfield Amendment, the parties agreed to, among other things, amend the Facility Agreement with Deerfield, dated as of July 1, 2013, as amended (the “Facility Agreement”), to defer the payment of $10.0 million in principal amount of the Company’s 9.75% Senior Convertible Notes due 2019 (the “Tranche 4 Notes”) from the original July 18, 2017 due date to August 31, 2017, with an option for the Company to elect to further defer the payment of such principal amount from August 31, 2017 to October 31, 2017 upon the Company’s delivery on August 31, 2017 of a written certification to Deerfield that certain conditions have been met (the “Extension Conditions”).

On August 31, 2017, the Company delivered a written certification to Deerfield certifying that the Extension Conditions were met (the “Certificate”). In connection with the Certificate, the Company elected to defer the payment of principal on the Tranche 4 Notes from August 31, 2017 to October 31, 2017. Per the terms of the Deerfield Amendment, the Company’s obligation under the Facility Agreement to maintain at least $25 million in cash as of the end of each quarter has been reduced to $10 million as of the last day of each month through October 31, 2017 and on December 31, 2017.

The foregoing description of the Deerfield Amendment does not purport to be complete and is qualified in its entirety by reference to the Deerfield Amendment, a copy of which is attached as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 29, 2017; the Facility Agreement, a copy of which is attached as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 1, 2013; the First Amendment to Facility Agreement and Registration Rights Agreement, dated as of February 28, 2014, a copy of which is attached as Exhibit 10.39 to the Company’s Annual Report on Form 10-K filed with the SEC on March 3, 2014; and the Second Amendment to Facility Agreement and Registration Rights Agreement, dated as of August 11, 2014, a copy of which is attached as Exhibit 4.14 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 10, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANNKIND CORPORATION

Dated: September 6, 2017	By:	/s/ David Thomson
	Name:	David Thomson, Ph.D., J.D.
	Title:	Corporate Vice President, General Counsel and Secretary